Exhibit 99.2

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011

BASIS OF PRESENTATION AND SELECT DEFINITIONS

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

GGP emerged from bankruptcy, pursuant to a plan of reorganization (the “Plan”), on November 9, 2010 (the “Effective Date”).  The Plan provided for a $6.8 billion equity infusion (“Plan Recapitalization”); the repayment, reinstatement or replacement of certain debt; the repayment in full of allowed bankruptcy claims and the separation of GGP into two public companies, The Howard Hughes Corporation (“HHC”), a spin-off to focus on the master planned communities and other development opportunities, with the assets remaining in GGP consisting primarily of a high-quality retail property portfolio.

The structure of the Plan triggered the application of the acquisition method of accounting (“Acquisition Accounting”) as of the Effective Date as New GGP (“Successor”) acquired control of the existing Company (“Predecessor”).  Acquisition Accounting results in an adjustment to the carrying value of the assets and liabilities of the Successor with a resultant impact on GGP’s operations due to changes in recognized depreciation, amortization of intangible assets and liabilities, and interest expense adjusted for current market rates.  The Plan also resulted in significant expenditures, primarily professional fees and settlement costs, which impact current operations.  In addition, the creation of HHC, and GGP’s intent to sell or dispose of certain underperforming retail assets, results in these assets being classified as discontinued operations.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to real estate property net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management, administrative expenses and preferred unit distributions, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholder in accordance with GAAP, excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and including adjustments for unconsolidated partnerships and joint ventures.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of Core NOI, Core EBITDA, and Core FFO” schedule  included within.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI and EBITDA to consolidated operating income, and FFO to net income in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS - SUPPLEMENTAL ANALYSIS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Statements of Income	1
Consolidated Balance Sheets	2

Proportionate Financial Schedules:
Overview	3
QTD Portfolio Results and Funds From Operations (FFO)	4
YTD Portfolio Results and Funds From Operations (FFO)	5
Reconciliation of Core NOI, Core EBITDA, and Core FFO	6
Non-Cash Revenue and Expenses Reflected in FFO	7
Reconciliation of Non-GAAP to GAAP Financial Measures	8
QTD Management and Administrative Costs, Net	9
YTD Management and Administrative Costs, Net	10
Proportionate Balance Sheet	11

Mortgages, Notes, and Loans Payable
Summary	12
Detail	13-17

Portfolio Operating Metrics
Portfolio Highlights	18
Signed Leasing Statistics	19
Lease Expiration Schedule	20
Property Schedule	21-26

Miscellaneous
Capital Information and Debt Ratios	27
Change in Total Common and Equivalent Shares	28
Discontinued Operations	29-30
Corporate Information	31
Glossary of Terms	32

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
4-5	Portfolio Results and Funds From Operations (FFO)	Proportionate detail of Portfolio Results and FFO, presenting Successor and Predecessor results for the three and six months ended June 30, 2011 and 2010.
6	Reconciliation of Core NOI, Core EBITDA, and Core FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenue and expenses that are not indicative of future operations.

9-10	Management and Administrative Costs, Net

Comparative information related to GGP’s corporate and certain property-related costs, including presentation of non-recurring items, net of GGP’s third party share of asset and property management fees.

11	Proportionate Balance Sheet

The proportionate balance sheet, adjusts GGP’s GAAP balance sheet for non-controlling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties, accounted for under the equity method.

Portfolio Operating Metrics:
18	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
21-26	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Statements of Income (1)

(in thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Revenues:
Minimum rents	$430,328	$441,617	$869,043	$891,276
Tenant recoveries	194,922	202,287	395,804	402,271
Overage rents	6,464	6,602	18,268	15,969
Management fees and other corporate revenues	14,235	16,016	29,588	33,988
Other	17,290	18,302	34,324	36,695
Total revenues	663,239	684,824	1,347,027	1,380,199
Expenses:
Real estate taxes	66,925	63,844	132,130	128,864
Property maintenance costs	26,018	23,978	59,032	55,004
Marketing	6,964	5,640	14,172	12,406
Other property operating costs	111,191	109,067	219,358	220,661
Provision for doubtful accounts	1,711	3,213	1,788	8,746
Property management and other costs	44,785	49,239	92,537	83,705
General and administrative (2)	2,411	5,210	3,157	13,320
Provisions for impairment	—	—	—	11,057
Depreciation and amortization	248,547	164,018	496,735	327,775
Total expenses	508,552	424,209	1,018,909	861,538
Operating income	154,687	260,615	328,118	518,661
Interest income	560	182	1,240	752
Interest expense	(253,158)	(323,652)	(491,292)	(651,311)
Warrant adjustment	(94,769)	—	(18,321)	—
Loss before income taxes, equity in (loss) income of Unconsolidated Real Estate Affiliates, reorganization items and noncontrolling interests	(192,680)	(62,855)	(180,255)	(131,898)
Provision for income taxes	(1,027)	(3,292)	(4,216)	(5,223)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	(9,433)	13,221	(12,366)	45,480
Reorganization items	—	(69,845)	—	(26,988)
Loss from continuing operations	(203,140)	(122,771)	(196,837)	(118,629)
Discontinued operations (3)	1,011	5,216	1,745	56,865
Net loss	(202,129)	(117,555)	(195,092)	(61,764)
Allocation to noncontrolling interests	(919)	28	(2,292)	(4,108)
Net loss attributable to common stockholders	$(203,048)	$(117,527)	$(197,384)	$(65,872)
Basic and Diluted (Loss) Earnings Per Share:
Continuing operations	$(0.22)	$(0.39)	$(0.21)	$(0.39)
Discontinued operations	—	0.02	—	0.18
Total basic and diluted (loss) earnings per share	$(0.22)	$(0.37)	$(0.21)	$(0.21)

(1)  Amounts presented in accordance with GAAP.

(2)  The three and six months ended June 30, 2011 includes adjustments to bankruptcy related items, including the reversal of previously accrued bankruptcy costs, other gains on settlements, legal fees and professional fees.

(3)  Refer to Pages 29 and 30 (Discontinued Operations).

FINANCIAL OVERVIEW

Consolidated Balance Sheets (1)

(in thousands)

	June 30, 2011	December 31, 2010
Assets:
Investment in real estate:
Land	$4,683,115	$4,722,674
Buildings and equipment	20,139,908	20,300,355
Less accumulated depreciation	(585,338)	(129,794)
Developments in progress	131,629	117,137
Net property and equipment	24,369,314	25,010,372
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,048,438	3,153,698
Net investment in real estate	27,417,752	28,164,070
Cash and cash equivalents	585,548	1,021,311
Accounts and notes receivable, net	156,456	114,099
Deferred expenses, net	171,124	175,669
Prepaid expenses and other assets	2,004,628	2,300,452
Assets held for disposition	436,361	591,778
Total Assets	$30,771,869	$32,367,379

Liabilities:
Mortgages, notes and loans payable	$17,556,540	$17,841,757
Deferred tax liabilities	24,587	36,463
Tax indemnification liability	303,750	303,750
Accounts payable and accrued expenses	1,650,832	1,931,970
Junior Subordinated Notes	206,200	206,200
Warrant liability	1,059,325	1,041,004
Liabilities held for disposition	349,403	592,122
Total Liabilities	21,150,637	21,953,266
Redeemable noncontrolling interests:
Preferred	120,756	120,756
Common	114,999	111,608
Total Redeemable Noncontrolling Interests	235,755	232,364
Equity:
Total stockholders’ equity	9,287,656	10,079,102
Noncontrolling interests in consolidated real estate affiliates	97,821	102,647
Total Equity	9,385,477	10,181,749
Total Liabilities and Equity	$30,771,869	$32,367,379

(1)  Presented in accordance with GAAP.

Proportionate Financial Schedules

FINANCIAL OVERVIEW

Overview, at share

(in thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Core FFO (1)	$199,594	$206,090	$419,893	$419,966
Core FFO per share - diluted	$0.20	$0.63	$0.42	$1.29

FFO	$93,776	$124,507	$399,854	$372,368
FFO per share - diluted	$0.09	$0.38	$0.40	$1.14

Core EBITDA (1)	$474,484	$494,962	$968,269	$996,188

Core NOI (1)	$527,597	$541,421	$1,072,364	$1,076,163

Dividends declared per common share (2)	$0.10	$—	$0.20	$—

Weighted average diluted common shares outstanding as of June 30 (3)	998,236	326,127	1,001,117	325,277

(1)         Refer to Page 6 (Reconciliation of Core NOI, Core EBITDA, and Core FFO).

(2)         3rd quarter declared dividend payable October 31, 2011, to shareholders of record on October 14, 2011. 2nd quarter declared dividend payable July 29, 2011, to shareholders of record on July 15, 2011.

(3)         Refer to Page 28 (Change in Total Common and Equivalent Shares).

FINANCIAL OVERVIEW

Portfolio Results and Funds From Operations (FFO), at share

For the Three Months Ended June 30, 2011 and June 30, 2010

(in thousands)

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$430,328	$81,657	$511,985	$441,617	$87,727	$529,344
Tenant recoveries	194,922	34,662	229,584	202,287	34,813	237,100
Overage rents	6,464	1,418	7,882	6,602	950	7,552
Other, including noncontrolling interests	14,153	2,691	16,844	16,135	2,860	18,995
Total property revenues	645,867	120,428	766,295	666,641	126,350	792,991
Property operating expenses:
Real estate taxes	66,925	10,894	77,819	63,844	11,225	75,069
Property maintenance costs	26,018	4,229	30,247	23,978	3,976	27,954
Marketing	6,964	1,463	8,427	5,640	1,028	6,668
Other property operating costs	111,191	20,037	131,228	109,067	17,977	127,044
Provision for doubtful accounts	1,711	699	2,410	3,213	679	3,892
Total property operating expenses	212,809	37,322	250,131	205,742	34,885	240,627
NOI	$433,058	$83,106	$516,164	$460,899	$91,465	$552,364
Management fees and other corporate revenues	14,235	1,613	15,848	16,016	5,960	21,976
Property management and other costs	(44,785)	(5,412)	(50,197)	(49,239)	(9,321)	(58,560)
General and administrative	(2,411)	(3,633)	(6,044)	(5,210)	204	(5,006)
Preferred unit distributions	(2,336)	—	(2,336)	(2,335)	—	(2,335)
EBITDA before reorganization items	$397,761	$75,674	$473,435	$420,131	$88,308	$508,439
Reorganization items	—	—	—	(69,845)	—	(69,845)
EBITDA	$397,761	$75,674	$473,435	$350,286	$88,308	$438,594
Depreciation on non-income producing assets	(859)	—	(859)	(2,410)	—	(2,410)
Interest income	560	2,671	3,231	182	2,203	2,385
Interest expense:
Default interest	(57,791)	(1,157)	(58,948)	—	—	—
Interest expense relating to extinguished debt	(3,322)	—	(3,322)	(66,528)	—	(66,528)
Mark-to-market adjustments on debt	3,086	160	3,246	(9,069)	(105)	(9,174)
Write-off of mark-to-market adjustments on extinguished debt	44,818	—	44,818	—	—	—
Debt extinguishment expenses	(1,591)	—	(1,591)	—	—	—
Interest on existing debt	(238,358)	(40,411)	(278,769)	(248,055)	(41,863)	(289,918)
Warrant adjustment	(94,769)	—	(94,769)	—	—	—
Provision for income taxes	(1,027)	(86)	(1,113)	(3,292)	(110)	(3,402)
Other FFO from noncontrolling interests	1,485	22	1,507	1,051	20	1,071
FFO from discontinued operations (1)	4,661	2,249	6,910	12,607	41,282	53,889
	54,654	39,122	93,776	34,772	89,735	124,507
Equity in FFO of Unconsolidated Properties	39,122	(39,122)	—	89,735	(89,735)	—
FFO (2)	$93,776	$—	$93,776	$124,507	$—	$124,507

(1)         Refer to Pages 29 and 30 (Discontinued Operations).

(2)         Refer to Page 7 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW

Portfolio Results and Funds From Operations (FFO), at share

For the Six Months Ended June 30, 2011 and June 30, 2010

(in thousands)

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$869,043	$171,694	$1,040,737	$891,276	$180,364	$1,071,640
Tenant recoveries	395,804	70,013	465,817	402,271	71,335	473,606
Overage rents	18,268	3,100	21,368	15,969	2,152	18,121
Other, including noncontrolling interests	28,256	5,326	33,582	30,672	6,034	36,706
Total property revenues	1,311,371	250,133	1,561,504	1,340,188	259,885	1,600,073
Property operating expenses:
Real estate taxes	132,130	22,151	154,281	128,864	22,788	151,652
Property maintenance costs	59,032	9,496	68,528	55,004	8,923	63,927
Marketing	14,172	3,049	17,221	12,406	2,465	14,871
Other property operating costs	219,358	37,964	257,322	220,661	39,018	259,679
Provision for doubtful accounts	1,788	1,730	3,518	8,746	2,087	10,833
Total property operating expenses	426,480	74,390	500,870	425,681	75,281	500,962
NOI	$884,891	$175,743	$1,060,634	$914,507	$184,604	$1,099,111
Management fees and other corporate revenues	29,588	2,759	32,347	33,988	9,850	43,838
Property management and other costs	(92,537)	(10,879)	(103,416)	(83,705)	(18,233)	(101,938)
General and administrative	(3,157)	(4,851)	(8,008)	(13,320)	(158)	(13,478)
Preferred unit distributions	(4,671)	—	(4,671)	(4,671)	—	(4,671)
EBITDA before provisions for impairment and reorganization items	$814,114	$162,772	$976,886	$846,799	$176,063	$1,022,862
Provisions for impairment	—	—	—	(11,057)	—	(11,057)
Reorganization items	—	—	—	(26,988)	—	(26,988)
EBITDA	$814,114	$162,772	$976,886	$808,754	$176,063	$984,817
Depreciation on non-income producing assets	(2,314)	—	(2,314)	(4,793)	—	(4,793)
Interest income	1,240	3,484	4,724	752	2,468	3,220
Interest expense:
Default interest	(58,766)	(2,300)	(61,066)	—	—	—
Interest expense relating to extinguished debt	(6,968)	—	(6,968)	(133,208)	—	(133,208)
Mark-to-market adjustments on debt	7,229	209	7,438	(20,657)	(150)	(20,807)
Write-off of mark-to-market adjustments on extinguished debt	44,818	—	44,818	—	—	—
Debt extinguishment expenses	(1,600)	—	(1,600)	—	—	—
Interest on existing debt	(476,005)	(78,676)	(554,681)	(497,446)	(79,579)	(577,025)
Warrant adjustment	(18,321)	—	(18,321)	—	—	—
(Provision for) benefit from income taxes	(4,216)	(180)	(4,396)	(5,223)	180	(5,043)
Other FFO from noncontrolling interests	3,851	44	3,895	2,337	39	2,376
FFO from discontinued operations (1)	9,625	1,814	11,439	76,078	46,753	122,831
	312,687	87,167	399,854	226,594	145,774	372,368
Equity in FFO of Unconsolidated Properties	87,167	(87,167)	—	145,774	(145,774)	—
FFO (2)	$399,854	$—	$399,854	$372,368	$—	$372,368

(1)         Refer to Pages 29 and 30 (Discontinued Operations).

(2)         Refer to Page 7 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW

Reconciliation of Core NOI, Core EBITDA, and Core FFO, at share

(in thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
NOI	$516,164	$552,364	$1,060,634	$1,099,111
Core NOI adjustments:
Straight-line rent (1)	(28,106)	(10,454)	(62,325)	(22,455)
Above- and below-market tenant leases, net (1)	37,827	(2,090)	70,726	(3,584)
Above- and below-market ground rent expense, net (1)	1,712	1,601	3,329	3,091
Total Core NOI adjustments	11,433	(10,943)	11,730	(22,948)
Core NOI	$527,597	$541,421	$1,072,364	$1,076,163

EBITDA	$473,435	$438,594	$976,886	$984,817
Core NOI adjustments	11,433	(10,943)	11,730	(22,948)
Above- and below-market building rent, net (1)	(424)	—	(848)	—
Provisions for impairment	—	—	—	11,057
Reorganization items (2)	—	69,845	—	26,988
Management and administrative costs, net (3)	(9,960)	(2,534)	(19,499)	(3,726)
Total Core EBITDA adjustments	1,049	56,368	(8,617)	11,371
Core EBITDA	$474,484	$494,962	$968,269	$996,188

FFO	$93,776	$124,507	$399,854	$372,368
Core EBITDA adjustments	1,049	56,368	(8,617)	11,371
FFO from discontinued operations	(6,910)	(53,889)	(11,439)	(122,831)
Default interest	58,948	—	61,066	—
Interest expense relating to extinguished debt	3,322	66,528	6,968	133,208
Write-off of mark-to-market adjustments on extinguished debt	(44,818)	—	(44,818)	—
Debt extinguishment expenses	1,591	—	1,600	—
Mark-to-market adjustments on debt	(3,246)	9,174	(7,438)	20,807
Warrant adjustment	94,769	—	18,321	—
Provision for income taxes	1,113	3,402	4,396	5,043
Total FFO adjustments	105,818	81,583	20,039	47,598
Core FFO	$199,594	$206,090	$419,893	$419,966
Core FFO per share - diluted	0.20	$0.63	$0.42	$1.29

(1)	These items were impacted by the effects of acquisition accounting as of November 9, 2010.
(2)

Reorganization items reflect bankruptcy-related activity, including gains/losses on liabilities subject to compromise, interest income, U.S. Trustee fees, and other restructuring costs incurred during the Chapter 11 cases from April 16, 2009 to November 9, 2010.

(3)	Refer to Pages 9 and 10 (Management and Administrative Costs, net).

FINANCIAL OVERVIEW

Non-Cash Revenue and Expenses Reflected in FFO, at share

(in thousands)

	Consolidated Properties	Unconsolidated Properties	Consolidated Properties	Unconsolidated Properties
	Three Months Ended June 30, 2011		Three Months Ended June 30, 2010

Minimum rents:
Above- and below-market tenant leases, net	$(32,935)	$(4,892)	$2,009	$81
Straight-line rent	23,344	4,762	7,892	2,562
Real estate taxes:
Real estate tax stabilization agreement	(1,578)	—	(981)	—
Other property operating costs:
Non-cash ground rent expense	(1,554)	(158)	(1,353)	(248)
Property management and other costs:
Above- and below-market building rent, net	424	—	—	—
Non-cash stock compensation expense	(659)	—	(985)	—
General and administrative:
Non-cash stock compensation expense	(3,607)	—	(1,615)	—
Interest expense:
Mark-to-market adjustments on debt	3,086	160	(9,069)	(105)
Amortization of deferred finance costs	(708)	20	(7,343)	(395)
Amortization of discount on exchangeable notes	—	—	(7,180)	—
Termination of interest rate swaps	—	—	(4,520)	—
Debt extinguishment costs	(1,590)	(1)	(157)	—
Write-off of mark-to-market adjustments on extinguished debt	44,818	—	—	—
Warrant adjustment	(94,769)	—	—	—
Non-cash reorganization items	—	—	7,261	—
Totals	$(65,728)	$(109)	$(16,041)	$1,895

	Six Months Ended June 30, 2011		Six Months Ended June 30, 2010

Minimum rents:
Above- and below-market tenant leases, net	$(60,159)	$(10,567)	$3,499	$85
Straight-line rent	51,119	11,206	17,541	4,914
Real estate taxes:
Real estate tax stabilization agreement	(3,156)	—	(1,962)	—
Other property operating costs:
Non-cash ground rent expense	(3,007)	(322)	(2,699)	(392)
Property management and other costs:
Above- and below-market building rent, net	848	—	—	—
Non-cash stock compensation expense	(2,980)	—	(5,288)	—
General and administrative:
Non-cash stock compensation expense	(6,539)	—	(1,850)	—
Provisions for impairment	—	—	(11,057)	—
Interest expense:
Mark-to-market adjustments on debt	7,229	209	(20,657)	(150)
Amortization of deferred finance costs	(1,135)	(1,756)	(16,036)	(780)
Amortization of discount on exchangeable notes	—	—	(14,290)	—
Termination of interest rate swaps	—	—	(9,040)	—
Debt extinguishment costs	(1,590)	(10)	(157)	—
Write-off of mark-to-market adjustments on extinguished debt	44,818	—	—	—
Warrant adjustment	(18,321)	—	—	—
Non-cash reorganization items	—	—	156,592	—
Totals	$7,127	$(1,240)	$94,596	$3,677

FINANCIAL OVERVIEW

Reconciliation of Non-GAAP to GAAP Financial Measures

(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$516,164	$552,364	$1,060,634	$1,099,111
Unconsolidated Properties	(83,106)	(91,465)	(175,743)	(184,604)
Consolidated Properties	433,058	460,899	884,891	914,507
Management fees and other corporate revenues	14,235	16,016	29,588	33,988
Property management and other costs	(44,785)	(49,239)	(92,537)	(83,705)
General and administrative	(2,411)	(5,210)	(3,157)	(13,320)
Provisions for impairment	—	—	—	(11,057)
Depreciation and amortization	(248,547)	(164,018)	(496,735)	(327,774)
Noncontrolling interest in NOI of Consolidated Properties	3,137	2,167	6,068	6,022
Operating income	$154,687	$260,615	$328,118	$518,661

Reconciliation of EBITDA to GAAP Net Loss Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$473,435	$438,594	$976,886	$984,817
Unconsolidated Properties	(75,674)	(88,308)	(162,772)	(176,063)
Consolidated Properties	397,761	350,286	814,114	808,754
Preferred unit distributions	2,336	2,335	4,671	4,671
Depreciation and amortization	(248,547)	(164,018)	(496,735)	(327,774)
Noncontrolling interest in NOI of Consolidated Properties	3,137	2,167	6,068	6,022
Interest income	560	182	1,240	752
Interest expense	(253,158)	(323,652)	(491,292)	(651,311)
Warrant adjustment	(94,769)	—	(18,321)	—
Provision for income taxes	(1,027)	(3,292)	(4,216)	(5,223)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	(9,433)	13,221	(12,366)	45,480
Discontinued operations	1,011	5,216	1,745	56,865
Allocation to noncontrolling interests	(919)	28	(2,292)	(4,108)
Net loss attributable to common stockholders	$(203,048)	$(117,527)	$(197,384)	$(65,872)

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:
Pro Rata basis	$93,776	$124,507	$399,854	$372,368
Unconsolidated Properties	—	—	—	—
Consolidated Properties	93,776	124,507	399,854	372,368
Depreciation and amortization of capitalized real estate costs	(296,085)	(196,208)	(595,751)	(392,472)
Gain on sales of investment properties	(791)	(35,563)	2,625	(19,443)
Noncontrolling interests in depreciation of Consolidated Properties	1,627	819	4,014	1,962
Redeemable noncontrolling interests	1,464	2,700	1,424	1,512
Depreciation and amortization of discontinued operations	(3,039)	(13,782)	(9,550)	(29,799)
Net loss attributable to common stockholders	$(203,048)	$(117,527)	$(197,384)	$(65,872)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in (Loss) Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$83,106	$91,465	$175,743	$184,604
Net property management fees and costs	(3,799)	(3,361)	(8,120)	(8,383)
Net interest expense	(38,737)	(39,765)	(77,283)	(77,261)
General and administrative, provisions for impairment,
income taxes and noncontrolling interest in FFO	(3,697)	114	(4,987)	61
FFO of discontinued Unconsolidated Properties	2,249	41,282	1,814	46,753
FFO of Unconsolidated Properties	39,122	89,735	87,167	145,774
Depreciation and amortization of capitalized real estate costs	(48,477)	(37,271)	(102,750)	(74,828)
Other, including gain on sales of investment properties	(78)	(39,243)	3,217	(25,466)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	$(9,433)	$13,221	$(12,366)	$45,480

FINANCIAL OVERVIEW

Management and Administrative Costs, Net, at share

For the Three Months Ended June 30, 2011 and June 30, 2010

(in thousands)

	Three Months Ended			Three Months Ended
	June 30, 2011			June 30, 2010
	Less:			Less:
	Total	Non-Comparable(2)	Comparable	Total	Non-Comparable(2)	Comparable
Management fees and other corporate revenues
Consolidated	$14,235	$(195)	$14,040	$16,016	$(1,403)	$14,613
Unconsolidated	1,613	—	1,613	5,960	(3,533)	2,427
Management fees and other corporate revenues	15,848	(195)	15,653	21,976	(4,936)	17,040
Reclassification of our share of the Unconsolidated Management fee expense earned by the Company from below(3)	(5,351)	—	(5,351)	(6,429)	—	(6,429)
Management fees and other corporate revenues, net(1)	$10,497	$(195)	$10,302	$15,547	$(4,936)	$10,611

Property management and other costs
Consolidated	$(44,785)	$—	$(44,785)	$(49,239)	$1,171	$(48,068)
Unconsolidated	(5,412)	—	(5,412)	(9,321)	2,863	(6,458)
Property management and other costs	(50,197)	—	(50,197)	(58,560)	4,034	(54,526)
Reclassification of our share of the Unconsolidated Management fee expense earned by the Company to above(3)	5,351	—	5,351	6,429	—	6,429
Property management and other costs, net	$(44,846)	$—	$(44,846)	$(52,131)	$4,034	$(48,097)

General and administrative
Consolidated(4)	$(2,411)	$(9,765)	$(12,176)	$(5,210)	$—	$(5,210)
Unconsolidated	(3,633)	—	(3,633)	204	(1,632)	(1,428)
General and administrative	$(6,044)	$(9,765)	$(15,809)	$(5,006)	$(1,632)	$(6,638)

Management and Administrative Costs, Net	$(40,393)	$(9,960)	$(50,353)	$(41,590)	$(2,534)	$(44,124)

(1)          Management and other corporate revenues are net of GGP’s share of management fee expense that is charged to the Unconsolidated Real Estate Affiliates.

(2)          Non-comparable activity includes revenues and expenses from GGP’s third party management division which was sold in the second quarter of 2010 and GGP’s interest in a Turkish joint venture which was sold in the third quarter of 2010.

(3)          Represents GGP’s share of the management fees charged by the Company to the domestic Unconsolidated Real Estate Affiliates.

(4)   Non-comparable general and administrative includes bankruptcy related items, including the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal fees and professional fees.

FINANCIAL OVERVIEW

Management and Administrative Costs, Net, at share

For the Six Months Ended June 30, 2011 and June 30, 2010

(in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2011			June 30, 2010
	Less:			Less:
	Total	Non-Comparable(2)	Comparable	Total	Non-Comparable(2)	Comparable
Management fees and other corporate revenues
Consolidated	$29,588	$(402)	$29,186	$33,988	$(2,894)	$31,094
Unconsolidated	2,759	—	2,759	9,850	(6,236)	3,614
Management fees and other corporate revenues	32,347	(402)	31,945	43,838	(9,130)	34,708
Reclassification of our share of the Unconsolidated Management fee expense earned by the Company from below(3)	(10,831)	—	(10,831)	(11,929)	—	(11,929)
Management fees and other corporate revenues, net(1)	$21,516	$(402)	$21,114	$31,909	$(9,130)	$22,779

Property management and other costs
Consolidated	$(92,537)	$—	$(92,537)	$(83,705)	$2,432	$(81,273)
Unconsolidated	(10,879)	—	(10,879)	(18,233)	6,255	(11,978)
Property management and other costs	(103,416)	—	(103,416)	(101,938)	8,687	(93,251)
Reclassification of our share of the Unconsolidated Management fee expense earned by the Company to above(3)	10,831	—	10,831	11,929	—	11,929
Property management and other costs, net	$(92,585)	$—	$(92,585)	$(90,009)	$8,687	$(81,322)
General and administrative

Consolidated(4)	$(3,157)	$(19,097)	$(22,254)	$(13,320)	$—	$(13,320)
Unconsolidated	(4,851)	—	(4,851)	(158)	(3,283)	(3,441)
General and administrative	$(8,008)	$(19,097)	$(27,105)	$(13,478)	$(3,283)	$(16,761)

Management and Administrative Costs, Net	$(79,077)	$(19,499)	$(98,576)	$(71,578)	$(3,726)	$(75,304)

(1)          Management and other corporate revenues are net of GGP’s share of management fee expense that is charged to the Unconsolidated Real Estate Affiliates.

(2)          Non-comparable activity includes revenues and expenses from GGP’s third party management division which was sold in the second quarter of 2010 and GGP’s interest in a Turkish joint venture which was sold in the third quarter of 2010.

(3)          Represents GGP’s share of the management fees charged by the Company to the domestic Unconsolidated Real Estate Affiliates.

(4)   Non-comparable general and administrative includes bankruptcy related items, including the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal fees and professional fees.

FINANCIAL OVERVIEW

Proportionate Balance Sheet, at share

(in thousands)

	As of June 30, 2011
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,683,115	$(23,575)	$4,659,540	$630,294	$5,289,834
Buildings and equipment	20,139,908	(154,379)	19,985,529	4,745,399	24,730,928
Less accumulated depreciation	(585,338)	20,072	(565,266)	(108,327)	(673,593)
Developments in progress	131,629	(666)	130,963	27,694	158,657
Net property and equipment	24,369,314	(158,548)	24,210,766	5,295,060	29,505,826
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,048,438	—	3,048,438	(3,048,438)	—
Net investment in real estate	27,417,752	(158,548)	27,259,204	2,246,622	29,505,826
Cash and cash equivalents	585,548	(6,639)	578,909	203,968	782,877
Accounts and notes receivable, net	156,456	(2,681)	153,775	65,783	219,558
Deferred expenses, net	171,124	(9,051)	162,073	29,812	191,885
Prepaid expenses and other assets	2,004,628	(5,918)	1,998,710	241,523	2,240,233
Assets held for disposition	436,361	—	436,361	45,012	481,373
Total assets	$30,771,869	$(182,837)	$30,589,032	$2,832,720	$33,421,752

Liabilities:
Mortgages, notes and loans payable	$17,556,540	$(81,898)	$17,474,642	$2,509,463	$19,984,105
Deferred tax liabilities	24,587	—	24,587	—	24,587
Tax indemnification liability	303,750	—	303,750	—	303,750
Accounts payable and accrued expenses	1,650,832	(3,118)	1,647,714	251,819	1,899,533
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	1,059,325	—	1,059,325	—	1,059,325
Liabilities held for disposition	349,403	—	349,403	71,438	420,841
Total liabilities	21,150,637	(85,016)	21,065,621	2,832,720	23,898,341

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756	—	120,756
Common	114,999	—	114,999	—	114,999
Total redeemable noncontrolling interests	235,755	—	235,755	—	235,755

Redeemable Preferred Stock	—	—	—	—	—

Equity:
Common stock	9,362	—	9,362	—	9,362
Additional paid-in capital	10,381,195	—	10,381,195	—	10,381,195
Retained earnings (accumulated deficit)	(1,145,656)	—	(1,145,656)	—	(1,145,656)
Accumulated other comprehensive income	42,755	—	42,755	—	42,755
Total stockholders’ equity	9,287,656	—	9,287,656	—	9,287,656
Noncontrolling interests in consolidated real estate affiliates	97,821	(97,821)	—	—	—
Total equity	9,385,477	(97,821)	9,287,656	—	9,287,656
Total liabilities and equity	$30,771,869	$(182,837)	$30,589,032	$2,832,720	$33,421,752

(1)    Presented in accordance with GAAP.

Mortgages, Notes, and Loans Payable

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1)

As of June 30, 2011 (in thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2011	2012	2013	2014	2015	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.46%	$13,309,518	5.3	$78	$848,284	$336,222	$2,235,845	$1,466,342	$6,743,608	$11,630,379
Property Level Unconsolidated	5.44%	2,515,132	3.3	725,651	734,666	118,143	68,211	214,050	526,585	2,387,306
Corporate Consolidated (2)	6.68%	1,771,816	2.6	—	443,185	691,840	—	609,261	—	1,744,286
Total Fixed Rate	5.58%	$17,596,466	4.8	$725,729	$2,026,135	$1,146,205	$2,304,056	$2,289,653	$7,270,193	$15,761,971

Variable Rate
Property Level Consolidated	3.33%	$2,402,316	5.3	$—	$—	$—	$45,057	$—	$2,047,611	$2,092,668
Property Level Unconsolidated	15.74%	4,711	1.3	—	4,711	—	—	—	—	4,711
Junior Subordinated Notes Due 2036	1.72%	206,200	24.9	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.23%	$2,613,227	6.8	$—	$4,711	$—	$45,057	$—	$2,253,811	$2,303,579

Total	5.28%	$20,209,693	5.0	$725,729	$2,030,846	$1,146,205	$2,349,113	$2,289,653	$9,524,004	$18,065,550

			Total Amortization	$163,715	$328,612	$376,318	$328,574	$298,179	$648,745	$2,144,143

					Total Maturities and Amortization (3), (4)					$20,209,693

(1)     Excludes 70 Columbia Corporate Center as this asset will be transferred to the lender.

(2)     Comprised primarily of the Rouse Notes of $1.65B.

(3)     Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$20,209,693
Special improvement districts	418
Market rate adjustments, net	(38,972)
Junior Subordinated Notes	(206,200)
70 Columbia Corporate Center	19,166
Total	$19,984,105

(4)     Reflects maturities and amortization for periods subsequent to June 30, 2011.

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance (2)	Maturity Year	at Maturity	Coupon Rate	as of 06/30/2011	2011	2012	2013	2014	2015	Subsequent
Fixed Rate

Consolidated Property Level
Owings Mills Office	65%	$461	2011	$78	8.50%	No	$383	$—	$—	$—	$—	$—
Provo Towne Center	75%	39,573	2012	39,130	5.75%	No	291	152	—	—	—	—
Spokane Valley Mall	75%	39,573	2012	39,130	5.75%	No	291	152	—	—	—	—
The Mall in Columbia	100%	400,000	2012	400,000	5.83%	No	—	—	—	—	—	—
The Shoppes at Buckland Hills	100%	158,286	2012	154,958	4.92%	No	1,643	1,685	—	—	—	—
The Streets at Southpoint	94%	218,330	2012	215,066	5.36%	No	2,151	1,113	—	—	—	—
Lakeland Square	100%	52,477	2013	49,647	5.12%	No	600	1,247	983	—	—	—
Meadows Mall	100%	98,363	2013	93,631	5.45%	No	1,082	2,255	1,395	—	—	—
Pembroke Lakes Mall	100%	123,928	2013	118,449	4.94%	No	1,510	3,136	833	—	—	—
Senate Plaza	100%	11,467	2013	10,956	5.71%	No	122	254	135	—	—	—
West Oaks	100%	66,787	2013	63,539	5.25%	No	744	1,548	956	—	—	—
Bayside Marketplace	100%	77,142	2014	74,832	7.50%	No	428	906	976	—	—	—
Bayside Marketplace (Bond)	100%	4,650	2014	—	5.92%	No	1,075	1,130	1,190	1,255	—	—
Boise Towne Square	100%	67,677	2014	61,810	6.64%	No	766	1,612	2,154	1,335	—	—
Cumberland Mall	100%	102,281	2014	99,219	7.50%	No	568	1,201	1,293	—	—	—
Eden Prairie Center	100%	76,150	2014	69,181	4.67%	No	899	1,863	2,483	1,724	—	—
Fashion Place	100%	139,068	2014	130,124	5.30%	No	1,332	2,774	3,825	1,013	—	—
Fort Union	100%	2,424	2014	2,141	4.40%	No	54	112	117	—	—	—
Governor’s Square	100%	73,236	2014	71,043	7.50%	No	406	860	927	—	—	—
Jordan Creek Town Center (3)	100%	177,340	2014	164,537	4.57%	Yes - Partial	2,031	4,206	5,628	938	—	—
Lansing Mall	100%	21,487	2014	17,544	9.35%	No	691	1,482	1,770	—	—	—
Mall St. Matthews	100%	138,363	2014	129,452	4.81%	No	1,518	3,149	4,244	—	—	—
Newgate Mall	100%	39,088	2014	36,028	4.84%	No	466	968	1,288	338	—	—
Newpark Mall	100%	65,600	2014	60,487	7.45%	No	657	1,391	1,886	1,179	—	—
Oak View Mall	100%	82,025	2014	79,569	7.50%	No	455	963	1,038	—	—	—
Oakwood Center (3)	100%	47,068	2014	45,057	3.44%	Yes - Full	291	609	653	459	—	—
Pecanland Mall	100%	53,770	2014	48,586	4.28%	No	991	2,048	2,145	—	—	—
Prince Kuhio Plaza (3)	100%	35,665	2014	32,793	3.45%	Yes - Partial	503	1,032	1,337	—	—	—
Rogue Valley Mall	100%	25,409	2014	23,607	7.85%	No	238	505	690	369	—	—
Southland (CA)	100%	76,763	2014	70,709	3.62%	No	1,057	2,172	2,825	—	—	—
Steeplegate Mall (3)	100%	74,525	2014	68,271	4.94%	Yes - Partial	825	1,714	2,306	1,409	—	—
Crossroads Center (MN)	100%	80,542	2014	75,156	4.73%	No	921	1,909	2,556	—	—	—
The Gallery at Harborplace	100%	62,295	2014	58,024	7.89%	No	583	1,237	1,692	759	—	—
The Grand Canal Shoppes	100%	376,124	2014	346,723	4.78%	No	4,315	8,951	11,980	4,155	—	—
The Village of Cross Keys	100%	8,505	2014	5,698	7.04%	No	523	1,102	1,182	—	—	—
Town East Mall	100%	99,379	2014	91,387	3.46%	No	1,399	2,872	3,721	—	—	—
Tucson Mall	100%	115,108	2014	106,556	4.26%	No	1,478	3,055	4,019	—	—	—
Visalia Mall	100%	38,351	2014	34,264	3.78%	No	786	1,617	1,684	—	—	—
West Valley Mall	100%	51,871	2014	46,164	3.43%	No	1,101	2,260	2,346	—	—	—
Woodbridge Center	100%	198,135	2014	181,464	4.24%	No	2,383	4,923	6,535	2,830	—	—
Woodlands Village	100%	6,136	2014	5,419	4.40%	No	137	283	297	—	—	—
10000 West Charleston	100%	20,892	2015	19,016	7.88%	No	225	478	517	559	97	—
Boise Towne Plaza	100%	10,395	2015	9,082	4.70%	No	129	267	354	371	192	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance (2)	Maturity Year	at Maturity	Coupon Rate	as of 06/30/2011	2011	2012	2013	2014	2015	Subsequent
Burlington Town Center	100%	25,446	2015	23,360	5.03%	No	192	398	575	605	316	—
Coastland Center	100%	115,225	2015	110,204	7.50%	No	639	1,353	1,458	1,571	—	—
Coral Ridge Mall	100%	86,907	2015	83,120	7.50%	No	482	1,020	1,100	1,185	—	—
Hulen Mall	100%	108,321	2015	96,621	5.03%	No	1,153	2,396	3,246	3,415	1,490	—
Lynnhaven Mall	100%	227,559	2015	203,367	5.05%	No	2,314	4,809	6,562	6,906	3,601	—
North Star Mall	100%	221,924	2015	199,315	4.43%	No	2,595	5,368	7,159	7,487	—	—
Oglethorpe Mall	100%	135,599	2015	120,880	4.89%	No	1,415	2,937	3,990	4,193	2,184	—
Paramus Park	100%	99,889	2015	90,242	4.86%	No	1,029	2,136	2,258	2,371	1,853	—
Peachtree Mall	100%	86,022	2015	77,085	5.08%	No	876	1,821	2,484	2,615	1,141	—
Regency Square Mall	100%	88,478	2015	75,797	3.59%	No	1,283	2,637	3,408	3,534	1,819	—
Staten Island Mall (3)	100%	272,181	2015	240,908	6.06%	Yes - Partial	2,746	5,772	7,807	8,334	6,614	—
The Shops at La Cantera	75%	124,572	2015	117,345	5.95%	No	812	1,699	1,803	1,913	1,000	—
Baybrook Mall	100%	166,002	2016	156,329	7.50%	No	921	1,949	2,100	2,263	2,440	—
Bayshore Mall	100%	29,688	2016	24,820	7.13%	No	334	704	931	999	1,073	827
Brass Mill Center	100%	115,219	2016	93,347	4.55%	No	2,048	4,240	4,454	4,664	4,884	1,582
Collin Creek	100%	64,270	2016	54,423	6.78%	No	683	1,439	1,941	2,079	2,226	1,479
Coronado Center	100%	162,071	2016	135,704	5.08%	No	1,651	3,433	4,683	4,930	5,189	6,481
Eastridge (WY)	100%	37,547	2016	31,252	5.08%	No	397	824	1,118	1,177	1,239	1,540
Glenbrook Square	100%	170,021	2016	141,976	4.91%	No	1,767	3,670	4,989	5,243	5,510	6,866
Harborplace	100%	49,086	2016	44,547	5.79%	No	317	664	992	1,052	1,115	399
Lakeside Mall	100%	171,852	2016	144,451	4.28%	No	2,056	4,248	5,644	5,894	6,155	3,404
Lincolnshire Commons	100%	27,534	2016	24,702	5.98%	No	170	356	538	572	607	589
North Point Mall	100%	208,093	2016	183,689	5.48%	No	1,872	3,905	5,444	5,754	6,082	1,347
Pine Ridge Mall	100%	25,315	2016	21,071	5.08%	No	267	556	754	794	835	1,038
Red Cliffs Mall	100%	24,061	2016	20,026	5.08%	No	254	528	716	754	794	989
Ridgedale Center	100%	170,752	2016	143,918	4.86%	No	1,823	3,783	5,121	5,379	5,650	5,078
The Maine Mall	100%	207,324	2016	172,630	4.84%	No	2,196	4,557	6,176	6,486	6,811	8,468
The Parks at Arlington	100%	171,861	2016	161,847	7.50%	No	954	2,018	2,174	2,343	2,525	—
Three Rivers Mall	100%	20,611	2016	17,155	5.08%	No	218	453	614	646	680	845
Valley Hills Mall	100%	54,242	2016	46,302	4.73%	No	638	1,324	1,765	1,851	1,942	420
Valley Plaza Mall	100%	90,101	2016	75,790	3.90%	No	1,252	2,580	3,356	3,491	3,632	—
Vista Ridge Mall	100%	76,692	2016	64,660	6.87%	No	924	1,947	2,552	2,733	2,926	950
Washington Park Mall	100%	11,599	2016	9,988	5.35%	No	123	257	348	367	387	129
White Marsh Mall	100%	183,898	2016	163,196	5.62%	No	1,303	2,718	3,933	4,159	4,399	4,190
Willowbrook Mall	100%	152,181	2016	129,580	6.82%	No	1,606	3,384	4,567	4,894	5,243	2,907
Augusta Mall	100%	171,599	2017	145,438	5.49%	No	1,180	2,461	3,627	3,834	4,053	11,006
Beachwood Place	100%	231,941	2017	190,177	5.60%	No	2,033	4,243	5,944	6,290	6,656	16,598
Columbia Mall	100%	88,521	2017	77,540	6.05%	No	540	1,130	1,713	1,821	1,935	3,842
Eastridge (CA) (3)	100%	167,051	2017	144,105	5.79%	Yes - Partial	1,076	2,249	3,364	3,566	3,781	8,910
Four Seasons Town Centre	100%	94,380	2017	72,094	5.60%	No	1,498	3,126	3,324	3,517	3,722	7,099
Knollwood Mall	100%	38,458	2017	31,113	5.35%	No	365	761	1,051	1,109	1,171	2,888
Mall of Louisiana	100%	226,971	2017	192,116	5.81%	No	1,651	3,450	5,023	5,326	5,647	13,758
Market Place Shopping Center	100%	104,258	2017	91,325	6.05%	No	636	1,331	2,017	2,144	2,279	4,526
Saint Louis Galleria	100%	227,654	2017	188,966	4.86%	No	2,389	4,959	6,730	7,069	7,425	10,116
Sikes Senter	100%	58,985	2017	48,194	5.20%	No	589	1,225	1,677	1,768	1,863	3,669
Stonestown Galleria	100%	212,589	2017	183,227	5.79%	No	1,340	2,801	4,213	4,467	4,736	11,805

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance (2)	Maturity Year	at Maturity	Coupon Rate	as of 06/30/2011	2011	2012	2013	2014	2015	Subsequent
Tysons Galleria	100%	250,277	2017	214,755	5.72%	No	1,641	3,428	5,107	5,411	5,734	14,201
10450 West Charleston Blvd	100%	3,797	2018	106	6.84%	No	194	409	438	469	502	1,679
Ala Moana Center (3)	100%	1,313,178	2018	1,094,579	5.59%	Yes - Partial	13,022	27,177	28,966	30,650	32,432	86,352
Fallbrook Center	100%	83,629	2018	71,473	6.14%	No	500	1,049	1,596	1,698	1,807	5,506
River Hills Mall	100%	78,710	2018	67,269	6.14%	No	471	987	1,502	1,598	1,700	5,183
Sooner Mall	100%	59,032	2018	50,452	6.14%	No	353	740	1,127	1,199	1,275	3,886
The Boulevard Mall	100%	102,100	2018	72,881	4.27%	No	1,346	2,781	3,647	3,808	3,977	13,660
The Gallery at Harborplace - Other	100%	13,049	2018	3,374	6.05%	No	761	1,592	1,099	1,167	1,239	3,817
Bellis Fair	100%	94,500	2019	82,395	5.23%	No	618	1,287	1,371	1,446	1,524	5,859
Park City Center	100%	197,000	2019	172,224	5.34%	No	1,260	2,624	2,800	2,955	3,119	12,018
Southlake Mall	100%	98,487	2019	77,877	6.44%	No	552	1,160	1,792	1,913	2,042	13,151
Deerbrook Mall	100%	153,668	2021	127,934	5.25%	No	1,012	2,108	2,246	2,368	2,497	15,503
Fox River Mall	100%	187,000	2021	156,100	5.44%	No	1,186	2,470	2,635	2,779	2,932	18,898
Northridge Fashion Center	100%	250,442	2021	207,503	5.10%	No	1,703	3,542	3,766	3,965	4,175	25,788
Oxmoor Center	100%	95,000	2021	79,217	5.37%	No	604	1,258	1,342	1,417	1,497	9,665
Park Place	100%	199,796	2021	165,815	5.18%	No	1,328	2,763	2,941	3,099	3,266	20,584
Providence Place	100%	380,654	2021	320,526	5.65%	No	2,290	4,782	5,125	5,426	5,745	36,760
Rivertown Crossings	100%	169,000	2021	141,578	5.52%	No	1,040	2,169	2,321	2,454	2,595	16,843
The Woodlands	100%	270,000	2023	207,058	5.04%	No	1,953	4,056	4,265	4,485	4,716	43,467
Westlake Center - Other	99%	2,413	2021	2,413	12.08%	No	—	—	—	—	—	—
Providence Place - Other	100%	44,277	2028	2,381	7.75%	No	1,270	1,371	1,480	1,597	1,724	34,454
Provo Towne Center - Other (3)	75%	2,250	2095	—	10.00%	Yes - Full	—	—	—	—	—	2,250
Consolidated Property Level		$13,309,518		$11,630,379	5.46%		$123,759	$248,565	$300,969	$252,161	$220,417	$533,269

Unconsolidated Property Level
First Colony Mall	50%	$91,251	2011	$90,877	5.63%	No	$374	$—	$—	$—	$—	$—
Galleria at Tyler	50%	125,000	2011	125,000	5.31%	No	—	—	—	—	—	—
Natick Mall	50%	175,000	2011	175,000	5.65%	No	—	—	—	—	—	—
Natick West	50%	70,000	2011	70,000	5.45%	No	—	—	—	—	—	—
Northbrook Court	50%	42,431	2011	42,274	7.15%	No	157	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2011	70,000	5.57%	No	—	—	—	—	—	—
Riverchase Galleria	50%	152,500	2011	152,500	5.65%	No	—	—	—	—	—	—
Clackamas Town Center	50%	100,000	2012	100,000	6.05%	No	—	—	—	—	—	—
Florence Mall	71%	65,368	2012	63,783	4.95%	No	668	917	—	—	—	—
Glendale Galleria	50%	181,837	2012	177,133	4.93%	No	1,851	2,853	—	—	—	—
Oakbrook Center	47%	96,635	2012	93,427	5.12%	No	1,259	1,949	—	—	—	—
Park Meadows	35%	126,000	2012	126,000	5.96%	No	—	—	—	—	—	—
Stonebriar Centre	50%	79,549	2012	76,785	5.23%	No	954	1,810	—	—	—	—
The Oaks Mall	51%	52,020	2012	52,020	5.74%	No	—	—	—	—	—	—
Westroads Mall	51%	45,518	2012	45,518	5.74%	No	—	—	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—
Bridgewater Commons	35%	44,889	2013	43,143	5.27%	No	567	1,179	—	—	—	—
Carolina Place	50%	74,283	2014	68,211	4.60%	No	1,157	2,396	2,519	—	—	—
Alderwood	50%	128,586	2015	120,599	6.65%	No	886	1,864	1,991	2,128	1,118	—
Quail Springs Mall	50%	36,106	2015	33,432	6.74%	No	300	632	684	732	326	—
Towson Town Center	35%	62,564	2015	60,019	3.86%	No	276	585	634	687	363	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance (2)	Maturity Year	at Maturity	Coupon Rate	as of 06/30/2011	2011	2012	2013	2014	2015	Subsequent
Center Pointe Plaza	50%	6,499	2017	5,570	6.31%	No	71	150	161	171	183	193
Christiana Mall	50%	117,500	2020	108,541	5.10%	No	—	—	—	—	401	8,558
Kenwood Towne Centre	70%	163,402	2020	137,191	5.14%	No	1,071	2,232	2,383	2,517	2,659	15,349
Water Tower Place	52%	102,255	2020	83,842	4.85%	No	799	1,657	1,739	1,825	1,915	10,478
Village of Merrick Park	40%	73,856	2021	62,398	5.73%	No	439	917	984	1,043	1,105	6,970
Willowbrook Mall	50%	107,263	2021	88,965	5.13%	No	725	1,507	1,603	1,688	1,778	10,997
Whaler’s Village	50%	40,000	2021	40,000	5.39%	No	—	—	—	—	—	—
Lake Mead & Buffalo	50%	2,608	2023	—	7.20%	No	69	146	157	168	181	1,887
The Trails Village Center	50%	7,212	2023	78	8.21%	No	178	380	412	447	485	5,232
Unconsolidated Property Level		$2,515,132		$2,387,306	5.44%		$11,801	$21,174	$13,267	$11,406	$10,514	$59,664
												—
Total Fixed - Property Level		$15,824,650		$14,017,685	5.46%		$135,560	$269,739	$314,236	$263,567	$230,931	$592,933

Consolidated Corporate
Ivanhoe Capital (3)	100%	$93,713	2012	$93,713	5.74%	Yes - Full	$—	$—	$—	$—	$—	$—
Rouse Bonds - 1995 Indenture	100%	349,472	2012	349,472	7.20%	No (4)	—	—	—	—	—	—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	No (4)	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	No (4)	—	—	—	—	—	—
Arizona Two (HHC) (3)	100%	28,103	2015	573	4.41%	Yes - Full	2,855	5,902	6,167	6,445	6,161	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	No (4)	—	—	—	—	—	—
Consolidated Corporate		$1,771,816		$1,744,286	6.68%		$2,855	$5,902	$6,167	$6,445	$6,161	$—

Total Fixed Rate Debt		$17,596,466		$15,761,971	5.58%		$138,415	$275,641	$320,403	$270,012	$237,092	$592,933

Variable Rate

Consolidated Property Level
Oakwood Center (3)	100%	$47,068	2014	$45,057	Libor + 225bps	Yes - Full	$291	$608	$653	$459	$—	$—
Animas Valley Mall (3)	100%	44,007	2016	38,695	Libor + 325bps	Yes - Partial	457	961	1,017	1,070	1,125	682
Birchwood Mall (3)	100%	47,524	2016	41,787	Libor + 325bps	Yes - Partial	493	1,038	1,098	1,155	1,215	738
Cache Valley Mall (3)	100%	28,989	2016	25,490	Libor + 325bps	Yes - Partial	301	633	670	705	741	449
Colony Square Mall (3)	100%	28,573	2016	25,124	Libor + 325bps	Yes - Partial	297	624	660	695	730	443
Columbiana Centre (3)	100%	105,128	2016	92,438	Libor + 325bps	Yes - Partial	1,091	2,296	2,430	2,555	2,687	1,631
Foothills Mill (3)	100%	39,177	2016	34,448	Libor + 325bps	Yes - Partial	407	856	906	952	1,001	607
Grand Teton Mall (3)	100%	51,382	2016	45,180	Libor + 325bps	Yes - Partial	533	1,122	1,188	1,249	1,313	797
Mall at Sierra Vista (3)	100%	23,633	2016	20,781	Libor + 325bps	Yes - Partial	245	516	546	574	604	367
Mall of the Bluffs (3)	100%	26,240	2016	23,073	Libor + 325bps	Yes - Partial	272	573	607	638	671	406
Mayfair (3)	100%	300,865	2016	264,548	Libor + 325bps	Yes - Partial	3,122	6,572	6,954	7,313	7,691	4,665
Mondawmin Mall (3)	100%	73,484	2016	64,614	Libor + 325bps	Yes - Partial	763	1,605	1,698	1,786	1,878	1,140
North Plains Mall (3)	100%	13,328	2016	11,719	Libor + 325bps	Yes - Partial	138	291	308	324	341	207

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance (2)	Maturity Year	at Maturity	Coupon Rate	as of 06/30/2011	2011	2012	2013	2014	2015	Subsequent
North Town Mall (3)	100%	90,710	2016	79,761	Libor + 325bps	Yes - Partial	941	1,982	2,097	2,205	2,319	1,405
Oakwood (3)	100%	82,635	2016	72,660	Libor + 325bps	Yes - Partial	858	1,805	1,910	2,009	2,112	1,281
Owings Mills Mall (3)	100%	24,535	2016	21,573	Libor + 325bps	Yes - Partial	255	536	567	596	627	381
Pierre Bossiere (3)	100%	41,970	2016	36,903	Libor + 325bps	Yes - Partial	436	917	970	1,020	1,073	651
Pioneer Place (3)	100%	159,810	2016	140,520	Libor + 325bps	Yes - Partial	1,658	3,491	3,694	3,885	4,085	2,477
Salem Center (3)	100%	37,895	2016	33,321	Libor + 325bps	Yes - Partial	393	828	876	921	969	587
Silver Lake Mall (3)	100%	13,245	2016	11,646	Libor + 325bps	Yes - Partial	137	289	306	322	339	206
Southwest Plaza (3)	100%	107,736	2016	94,731	Libor + 325bps	Yes - Partial	1,118	2,353	2,490	2,619	2,754	1,671
Spring Hill Mall (3)	100%	53,284	2016	46,852	Libor + 325bps	Yes - Partial	553	1,164	1,232	1,295	1,362	826
The Shops at Fallen Timbers (3)	100%	47,570	2016	41,825	Libor + 325bps	Yes - Partial	494	1,040	1,100	1,157	1,217	737
Westwood Mall (3)	100%	27,365	2016	24,062	Libor + 325bps	Yes - Partial	284	598	632	665	700	424
White Mountain Mall (3)	100%	10,731	2016	9,436	Libor + 325bps	Yes - Partial	111	234	248	261	274	167
Fashion Show (3)	100%	631,414	2017	538,366	Libor + 300bps	Yes - Full	6,962	14,453	15,189	15,963	16,776	23,705
The Shoppes At The Palazzo (3)	100%	244,018	2017	208,058	Libor + 300bps	Yes - Full	2,690	5,586	5,870	6,169	6,483	9,162
Consolidated Property Level		$2,402,316		$2,092,668	3.33%		$25,300	$52,971	$55,916	$58,562	$61,087	$55,812

Unconsolidated Property Level
Shopping Leblon (Brazil)	49%	$4,711	2012	4,711	various	No	$—	$—	$—	$—	$—	$—
Unconsolidated Property Level		$4,711		$4,711	15.74%		$—	$—	$—	$—	$—	$—

Total Variable- Property Level		$2,407,027		$2,097,379	3.36%		$25,300	$52,971	$55,916	$58,562	$61,087	$55,812

Consolidated Corporate
Junior Subordinated Notes Due 2036 (3)	100%	$206,200	2036	$206,200	Libor + 145bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.72%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,613,227		$2,303,579	3.23%		$25,300	$52,971	$55,916	$58,562	$61,087	$55,812

Total (5), (6)		$20,209,693		$18,065,550	5.28%		$163,715	$328,612	$376,318	$328,574	$298,179	$648,745

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Excludes Discontinued Operations.
(3)	Total recourse to General Growth Properties, Inc. or its subsidiaries of approximately $2.63B.
(4)	Total recourse to The Rouse Company, LLC of approximately $1.65B.
(5)	Excludes the $750M corporate revolver. As of 6/30/2011, the corporate revolver was undrawn.
(6)	Reflects amortization for the period subsequent to June 30, 2011.

Portfolio Operating Metrics

PORTFOLIO HIGHLIGHTS

Key Operating Performance Indicators (1)
As of and for the six months ended June 30
(GLA in thousands)

GLA Summary (2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total Area	Total Area at Share	% Leased
Consolidated Malls	134	51,481	18,972	48,209	118,662	1,520	2,574	122,756	73,981	91.9%
Unconsolidated Malls	32	15,328	2,749	15,882	33,960	452	829	35,241	19,359	94.6%
Regional U.S. Malls	166	66,809	21,721	64,092	152,622	1,972	3,404	157,998	93,340	92.5%

International	16	5,488	—	—	5,488	—	—	5,488	995	97.4%
Total Malls	182	72,297	21,721	64,092	158,110	1,972	3,404	163,486	94,335	92.9%

Office Properties	26	40	—	—	40	—	2,233	2,273	2,273	64.2%
Strip Centers	14	227	—	—	227	2,521	—	2,748	2,524	84.1%
Total Real Estate	222	72,564	21,721	64,092	158,377	4,493	5,637	168,507	99,132	91.9%

Operating Metrics (3)

June 30, 2011	% Leased (4)	% Occupied (5)	In-Place Rent (6)	Tenant sales (7)	Occupancy Cost (8)

Consolidated Malls	91.9%	89.0%	$61.37	$448	13.4%
Unconsolidated Malls	94.6%	90.5%	70.07	521	13.7%
Total Malls	92.5%	89.3%	$63.52	$465	13.5%

June 30, 2010	% Leased (4)	% Occupied (5)	In-Place Rent (6)	Tenant sales (7)	Occupancy Cost (8)

Consolidated Malls	90.6%	88.2%	$59.96	$417	14.2%
Unconsolidated Malls	95.1%	92.1%	68.53	471	14.7%
Total Malls	91.6%	89.1%	$62.06	$429	14.3%

(1)     For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.

(2)     See Property Schedule on pages 21-26 for individual property details.

(3)     Reflects results for U.S. regional malls.

(4)     Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.

(5)     Represents tenants’ physical presence in regional malls or predominantly retail centers and excludes traditional anchor stores.

(6)     Weighted average rent of mall stores less than 10,000 square feet. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

(7)     Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.

(8)     Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO HIGHLIGHTS

Leasing Statistics
As of and for the six months ended June 30

Leasing Spreads (< 10,000 square feet)

	Three Months Ended 6/30/2011				Six Months Ended 6/30/2011
	New/Renewal (1)	Expirations (1)	Rental Spread	Percentage Change	New/Renewal (1)	Expirations (1)	Rental Spread	Percentage Change
Regional Malls
Opened vs. Expired (2)	$61.54	$60.37	$1.17	1.9%	$57.81	$56.66	$1.15	2.0%
Signed vs. Expired (3)	$65.59	$60.37	$5.22	8.6%	$61.83	$56.66	$5.17	9.1%

Signed Leasing Activity (All Inline excluding Anchors) (4)

	Three Months Ended 6/30/2011					Six Months Ended 6/30/2011
	No.	GLA	Average Term	Initial Rent/Square Foot (5)	Tenant Allowance / Square Foot	No.	GLA	Average Term	Initial Rent/Square Foot (5)	Tenant Allowance / Square Foot

Regional Malls
New Leases	303	1,158,092	8.1	$51.99	$31.41	521	1,955,392	8.4	$48.64	$36.98
Renewals	269	886,750	6.2	59.10	5.28	626	2,201,356	5.7	54.93	5.26

Total Regional Malls Excluding 365+	572	2,044,842	7.3	$55.43		1,147	4,156,748	7.0	$52.07

365+ (6)	530	1,229,481	1.3	15.62		1,007	2,460,232	1.3	15.42

Total Regional Malls Including 365+	1,102	3,274,323	5.0	$39.28		2,154	6,616,980	4.9	$38.27

(1)   New/renewal rent and expiring rents includes average base minimum rent, common area costs, and real estate taxes.

(2)   Average rent for tenants that opened compared to average rent for tenants that closed or expired during the respective periods.

(3)   Average rent for leases signed during the period compared to the average rent for tenants that closed or expired during the respective periods.

(4)   Signed lease activity for all space in regional malls or predominantly retail centers, excluding traditional anchors and tenants paying percentage rent in lieu of base minimum rent.

(5)   Cash basis rent at time of rent commencement consisting of base minimum rent, common area costs and real estate taxes.

(6)   Specialty leasing license agreements with terms in excess of 12 months are presented.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule (1),(2)

Year	Number of Expiring Leases	Expiring GLA at 100%	Expiring GLA at Share	Percent of Total	Expiring Rental Rate ($ psf) (3), (5)
Specialty Leasing (4)	1,913	4,906,291	4,515,542	8.0%	$15.90
2011	917	2,247,502	2,008,423	3.7%	$57.71
2012	2,273	6,274,409	5,657,872	10.2%	$55.76
2013	1,859	5,577,508	5,017,390	9.1%	$53.98
2014	1,772	5,623,160	5,109,618	9.2%	$55.59
2015	1,631	5,229,683	4,637,491	8.5%	$62.77
2016	1,576	5,348,874	4,584,395	8.7%	$64.62
2017	1,349	5,038,917	4,196,073	8.2%	$68.14
2018	1,219	5,132,149	4,258,270	8.4%	$71.10
2019	808	4,303,384	3,626,490	7.0%	$62.79
2020	700	3,069,759	2,568,592	5.0%	$69.80
Subsequent	917	8,552,734	7,324,607	14.0%	$41.98
Total	16,934	61,304,370	53,504,764	100.0%	$55.62

(1)   Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.

(2)   Data presented for Regional Malls only.  Excludes international operations and third-party managed centers.

(3)   Excluded from the Expiring Rental Rate calculation are leases paying percentage rent in lieu of base minimum rent.

(4)   Specialty Leasing license agreements with terms in excess of 12 months are presented.

(5)   Cash basis rent at time of lease expiration consisting of base minimum rent, common area costs, and real estate taxes.

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other	Square Footage (in thousands)	Number of Locations

Limited Brands, Inc.	Victoria’s Secret, Bath & Body Works	3.0%	1,815	340
The Gap, Inc.	Gap, Banana Repubic, Old Navy	2.8	2,615	250
Abercrombie & Fitch Stores, Inc.	Abercrombie, Abercrombie & Fitch, Hollister	2.5	1,678	237
Foot Locker, Inc.	Footlocker, Champs Sports, Footaction USA	2.3	1,512	382
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.7	1,252	156
Forever 21, Inc.	Forever 21, Gadzooks	1.6	1,991	121
American Eagle Outfitters, Inc.	American Eagle, Aerie, Martin + Osa	1.5	974	177
Macy’s Inc.	Macy’s, Bloomingdale’s	1.4	21,308	136
Luxottica Retail North America, Inc.	Lenscrafters, Sunglass Hut, Pearle Vision	1.3	609	308
Genesco, Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.2	554	377
Totals		19.3%	34,308	2,484

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	964,107	829,114	200,000	14,044	360,172	2,367,437	98.4%
Animas Valley Mall	Dillard’s, JCPenney, Sears	100%	Farmington, NM	274,351	188,817	—	—	—	463,168	95.7%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,867	320,202	162,790	—	—	752,859	99.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	490,484	—	597,223	—	—	1,087,707	96.7%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	424,200	97,906	720,931	—	—	1,243,037	95.3%
Bayshore Mall	Kohl’s, Sears	100%	Eureka, CA	392,733	87,939	132,319	—	—	612,991	80.1%
Bayside Marketplace		100%	Miami, FL	218,082	—	—	—	—	218,082	94.3%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	334,101	332,580	247,000	—	—	913,681	96.2%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Macy’s Home Store, Sears, Target	100%	Bellingham (Seattle), WA	338,604	200,414	237,910	—	—	776,928	98.2%
Birchwood Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Port Huron (Detroit), MI	298,959	161,216	264,918	—	—	725,093	87.8%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	422,173	425,556	247,714	116,677	—	1,212,120	94.8%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,991	267,471	319,391	197,033	—	1,180,886	92.6%
Burlington Town Center	Macy’s	100%	Burlington, VT	153,024	—	146,753	—	54,617	354,394	88.2%
Cache Valley Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Logan, UT	170,747	145,832	—	180,956	—	497,535	80.7%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	317,266	97,537	135,540	—	—	550,343	79.2%
Chula Vista Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Chula Vista (San Diego), CA	320,141	—	554,100	—	—	874,241	91.3%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	333,096	123,921	466,469	—	—	923,486	91.2%
Collin Creek	Dillard’s, JCPenney, Macy’s, Sears	100%	Plano, TX	327,887	176,259	515,992	—	—	1,020,138	92.3%
Colony Square Mall	Elder-Beerman, JCPenney, Sears	100%	Zanesville, OH	284,147	148,881	58,997	—	—	492,025	79.8%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,729	85,972	335,088	—	—	735,789	94.4%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,007	198,334	360,643	—	—	825,984	98.1%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,730	—	551,165	—	—	1,075,895	97.8%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	406,543	118,272	627,753	—	—	1,152,568	96.1%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,262	394,167	129,275	—	—	890,704	97.4%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	384,426	147,409	500,575	—	—	1,032,410	95.1%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,461	—	653,540	—	—	1,208,001	99.8%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	286,710	213,913	75,883	—	—	576,506	73.7%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	630,556	246,261	426,000	—	—	1,302,817	96.5%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	452,081	—	—	1,135,549	97.6%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	376,610	—	600,778	48,962	—	1,026,350	95.9%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	664,956	167,000	1,059,614	—	—	1,891,570	96.6%
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	287,753	137,337	202,760	182,837	—	810,687	67.7%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,279	429,969	212,047	—	—	1,087,295	94.1%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	618,728	30,000	564,914	—	—	1,213,642	92.1%
Gateway Mall	Kohl’s, Sears, Target	100%	Springfield, OR	485,956	218,055	113,613	—	—	817,624	80.6%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	572,832	433,870	221,000	—	—	1,227,702	98.0%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,269	—	691,605	—	—	1,021,874	95.7%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	211,572	323,925	—	93,274	—	628,771	98.1%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,115	156,096	272,957	—	—	844,168	91.2%
Harborplace		100%	Baltimore, MD	151,085	—	—	—	—	151,085	90.6%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	367,472	—	596,570	—	—	964,042	99.2%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	723,316	—	349,760	219,203	—	1,292,279	99.2%
Knollwood Mall	Kohl’s	100%	St. Louis Park (Minneapolis), MN	383,935	80,684	—	—	—	464,619	94.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Lakeland Square	Burlington Coat Factory, Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Lakeland (Orlando), FL	274,037	104,113	505,925	—	—	884,075	88.0%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	497,794	115,300	905,418	—	—	1,518,512	74.3%
Lansing Mall	JCPenney, Macy’s, Younkers	100%	Lansing, MI	443,642	288,170	103,000	—	—	834,812	91.4%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	636,179	150,434	500,958	—	—	1,287,571	99.4%
Mall at Sierra Vista	Dillard’s, Sears	100%	Sierra Vista, AZ	169,361	—	196,492	—	—	365,853	94.8%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	609,161	—	805,630	143,619	—	1,558,410	98.1%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,133	—	326,222	—	—	701,355	71.9%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	458,213	230,874	395,705	—	—	1,084,792	95.9%
Mall St. Vincent	Dillard’s, Sears	100%	Shreveport-Bossier City, LA	184,814	—	348,000	—	—	532,814	92.9%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	507,926	385,766	149,980	—	—	1,043,672	94.0%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	616,132	288,596	210,714	—	405,104	1,520,546	98.9%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,406	—	636,853	—	—	945,259	96.2%
Mondawmin Mall		99%	Baltimore, MD	369,757	—	—	—	65,317	435,074	89.0%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	378,993	226,961	118,919	—	—	724,873	94.0%
Newpark Mall	JCPenney, Macy’s, Sears, Target, Burlington Coat Factory	100%	Newark (San Francisco), CA	373,448	207,372	533,502	—	—	1,114,322	89.2%
North Plains Mall	Beall’s, Dillard’s, JCPenney, Sears	100%	Clovis, NM	109,107	194,081	—	—	—	303,188	90.4%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	389,534	627,257	363,151	—	—	1,379,942	95.4%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	514,715	207,196	522,126	—	—	1,244,037	98.7%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	610,346	45,369	824,443	—	—	1,480,158	86.3%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Red Fox, Sears	100%	Spokane, WA	489,625	310,859	242,392	—	—	1,042,876	79.2%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,181	149,400	454,860	—	—	861,441	91.1%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	282,757	—	514,028	—	—	796,785	91.4%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	397,744	116,620	298,224	—	—	812,588	92.4%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	407,213	220,824	315,760	—	—	943,797	92.6%
Owings Mills Mall(2).	JCPenney, Macy’s	100%	Owings Mills, MD	438,017	120,000	527,037	—	320,304	1,405,358	49.7%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	356,981	156,000	411,210	—	—	924,191	97.1%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	303,941	—	459,057	—	—	762,998	95.9%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	541,938	514,917	384,980	—	—	1,441,835	93.7%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	476,895	—	581,457	—	—	1,058,352	99.6%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	309,260	—	508,615	—	—	817,875	90.8%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	328,884	83,398	532,038	—	—	944,320	96.0%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,782	395,219	386,056	—	—	1,132,057	96.2%
Pierre Bossier Mall	Dillard’s, JCPenney, Sears, Stage	100%	Bossier City (Shreveport), LA	218,581	46,406	346,892	—	—	611,879	91.8%
Pine Ridge Mall	JCPenney, Sears, Shopko	100%	Pocatello, ID	198,458	437,987	—	—	—	636,445	74.1%
Pioneer Place		100%	Portland, OR	294,877	—	60,000	—	287,685	642,562	85.5%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	267,370	174,247	61,873	—	—	503,490	96.1%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	749,721	—	513,691	—	—	1,263,412	99.5%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,841	151,090	340,629	—	—	792,560	86.0%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	149,962	235,031	—	57,304	—	442,297	91.1%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	671,728	364,846	399,155	—	—	1,435,729	82.3%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,739	—	702,380	—	—	1,028,119	92.5%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	353,521	189,559	174,383	—	—	717,463	93.9%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	544,123	—	635,625	—	—	1,179,748	91.1%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	281,412	170,625	186,359	—	—	638,396	87.5%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Saint Louis Galleria	Dillard’s, Macy’s	100%	St. Louis, MO	464,355	—	576,052	—	—	1,040,407	97.2%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	194,118	—	438,000	—	—	632,118	84.5%
Sikes Senter	Dillard’s, JCPenney, Sears	100%	Wichita Falls, TX	292,816	374,690	—	—	—	667,506	94.3%
Silver Lake Mall	JCPenney, Macy’s, Sears	100%	Coeur D’ Alene, ID	152,793	172,253	—	—	—	325,046	84.5%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	207,766	129,823	137,082	—	—	474,671	93.6%
Southlake Mall	Macy’s, Sears	100%	Morrow (Atlanta), GA	273,208	—	740,252	—	—	1,013,460	90.8%
Southland Center	JCPenney, Macy’s	100%	Taylor, MI	320,173	583,037	—	—	—	903,210	94.8%
Southland Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Hayward, CA	524,729	448,264	292,000	—	—	1,264,993	82.9%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,514	68,979	64,796	—	—	273,289	56.6%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,929	93,630	541,851	—	90,067	1,362,477	90.9%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	346,748	126,243	252,841	132,048	—	857,880	94.1%
Spring Hill Mall	Carson Pirie Scott, Kohl’s, Macy’s, Sears	100%	West Dundee (Chicago), IL	485,960	—	681,580	—	—	1,167,540	83.0%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	525,160	13,726	657,363	83,092	—	1,279,341	97.8%
Steeplegate Mall	Bon Ton, JCPenney, Sears	100%	Concord, NH	222,763	256,347	—	—	—	479,110	71.8%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	429,386	160,505	267,788	—	54,314	911,993	86.3%
The Boulevard Mall	JCPenney, Macy’s, Sears	100%	Las Vegas, NV	388,836	—	788,036	—	—	1,176,872	77.0%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	267,591	—	502,960	—	—	770,551	97.0%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	261,780	393,684	91.8%
The Grand Canal Shoppes		100%	Las Vegas, NV	454,056	—	—	—	34,414	488,470	98.2%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	537,277	90,844	377,662	—	—	1,005,783	96.8%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	600,559	212,847	587,321	—	—	1,400,727	97.5%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	761,084	—	748,945	—	—	1,510,029	99.5%
The Pines	Dillard’s, JCPenney, Sears	100%	Pine Bluff, AR	285,075	69,190	270,519	—	—	624,784	50.1%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,893	—	512,611	—	—	1,038,504	93.7%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	183,313	84,743	—	—	—	268,056	98.9%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	331,419	—	261,502	—	—	592,921	94.1%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	576,682	—	627,597	—	69,839	1,274,118	99.4%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	100%	Durham, NC	600,267	—	726,347	—	—	1,326,614	98.4%
The Village of Cross Keys		100%	Baltimore, MD	74,172	—	—	30,292	182,350	286,814	94.2%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	574,012	—	742,918	—	39,471	1,356,401	98.8%
Three Rivers Mall	JCPenney, Macy’s, Sears	100%	Kelso, WA	226,244	193,233	—	—	—	419,477	83.4%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	433,464	—	809,386	—	—	1,242,850	92.6%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	507,981	81,806	641,458	20,600	—	1,251,845	95.5%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,331	—	511,933	—	—	812,264	91.6%
Valley Hills Mall	Belk, Dillard’s, JCPenney, Sears	100%	Hickory, NC	322,152	—	611,516	—	—	933,668	96.7%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	426,479	147,792	509,176	—	—	1,083,447	97.3%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	179,878	257,000	—	—	—	436,878	96.0%
Vista Ridge Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Lewisville (Dallas), TX	392,511	—	670,210	—	—	1,062,721	88.0%
Washington Park Mall	Dillard’s, JCPenney, Sears	100%	Bartlesville, OK	162,395	122,894	71,402	—	—	356,691	93.4%
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	411,336	223,813	430,976	—	—	1,066,125	78.7%
West Valley Mall	JCPenney, Macy’s, Sears, Target	100%	Tracy (San Francisco), CA	536,383	236,454	111,836	—	—	884,673	87.3%
Westlake Center		99%	Seattle, WA	102,859	—	—	—	348,808	451,667	87.2%
Westwood Mall	Elder-Beerman, JCPenney, Wal-Mart	100%	Jackson, MI	136,171	70,500	301,188	—	—	507,859	94.8%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	439,720	60,000	666,010	—	—	1,165,730	93.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
White Mountain Mall	Herberger’s, JCPenney	100%	Rock Springs, WY	209,137	94,482	—	—	—	303,619	97.3%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	484,742	2,060	1,028,000	—	—	1,514,802	98.7%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	669,777	424,100	560,935	—	—	1,654,812	95.3%
Total Consolidated Regional Malls			Count: 134	51,480,675	18,972,103	48,209,456	1,519,941	2,574,242	122,756,417	91.9%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,795	—	705,898	—	—	1,283,693	98.1%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	476,786	158,658	519,890	—	—	1,155,334	96.2%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,816	150,525	352,351	93,796	—	992,488	97.8%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	382,519	277,404	496,098	—	—	1,156,021	99.1%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	460,481	—	641,312	—	—	1,101,793	99.1%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	591,853	—	774,842	—	—	1,366,695	97.1%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	502,075	—	619,048	—	—	1,121,123	99.3%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	404,877	—	552,407	—	—	957,284	93.2%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	557,286	—	468,208	—	—	1,025,494	96.0%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	514,331	90,000	715,000	—	138,011	1,457,342	94.3%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	515,066	240,656	400,665	—	—	1,156,387	95.9%
Mizner Park		50%	Boca Raton, FL	240,563	31,000	—	—	262,141	533,704	50.3%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	470,634	194,558	516,662	—	—	1,181,854	96.8%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	266,345	—	236,430	—	—	502,775	96.4%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	412,530	188,394	418,595	—	—	1,019,519	95.1%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	484,445	126,000	410,277	—	—	1,020,722	95.5%
Oakbrook Center	Bloomingdale’s Home, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	904,615	525,766	659,812	—	239,270	2,329,463	84.9%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	511,593	—	140,000	—	—	651,593	95.1%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	749,174	—	823,000	—	—	1,572,174	98.9%
Perimeter Mall	Bloomingdale’s, Dillard’s, Macy’s, Nordstrom	50%	Atlanta, GA	516,536	—	1,053,274	—	—	1,569,810	91.0%
Pinnacle Hills Promenade	Dillard’s, JCPenney, Target	50%	Rogers, AR	360,029	98,540	162,140	358,195	—	978,904	89.0%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	450,936	—	687,853	—	—	1,138,789	96.0%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears	50%	Hoover (Birmingham), AL	679,438	137,867	742,920	—	—	1,560,225	92.0%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,305	—	865,192	—	—	1,650,497	97.6%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	51%	Gainesville, FL	339,957	233,367	324,500	—	—	897,824	97.3%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	354,383	—	333,219	—	—	687,602	99.2%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	580,912	—	419,129	—	—	1,000,041	95.5%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	406,712	—	330,000	—	101,263	837,975	91.5%
Water Tower Place	Macy’s	52%	Chicago, IL	388,788	296,128	—	—	88,809	773,725	93.2%
Westroads Mall	JCPenney, Von Maur, Younkers	51%	Omaha, NE	539,821	—	529,402	—	—	1,069,223	96.4%
Whaler’s Village		50%	Lahaina, HI	106,190	—	—	—	—	106,190	97.1%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	400,619	—	984,372	—	—	1,384,991	96.8%
Total Unconsolidated Regional Malls			Count: 32	15,328,410	2,748,863	15,882,496	451,991	829,494	35,241,254	94.6%
Total Regional Malls (5)			Count: 166	66,809,085	21,720,966	64,091,952	1,971,932	3,403,736	157,997,671	92.5%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	561,758	—	—	—	—	561,758	99.9%
Boulevard Brasilia		16%	Brasilia, Brazil	182,179	—	—	—	—	182,179	86.1%
Boulevard Shopping Belem		24%	Belem, Brazil	365,876	—	—	—	—	365,876	98.8%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	88.5%
Boulevard Shopping Campina Grande		11%	Campina Grande, Paraiba (Brazil)	186,592	—	—	—	—	186,592	99.9%
Boulevard Shopping Campos		16%	Campos dos Goytacazes, Rio de Janeiro (Brazil)	204,514	—	—	—	—	204,514	96.0%
Carioca Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	99.7%
Caxias Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,115	—	—	—	—	275,115	98.6%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,233	—	—	—	—	285,233	97.6%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	98.6%
Shopping Iguatemi Salvador		14%	Salvador, Bahia (Brazil)	660,280	—	—	—	—	660,280	99.8%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	249,228	—	—	—	—	249,228	99.2%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	249,809	—	—	—	—	249,809	91.3%
Shopping Taboao		12%	Taboao da Serra, Sao Paulo (Brazil)	383,206	—	—	—	—	383,206	99.6%
SuperShopping Osasco		12%	Sao Paulo, Sao Paulo (Brazil)	188,821	—	—	—	—	188,821	95.7%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	580,218	—	—	—	—	580,218	99.5%
International Properties (3)			Count: 16	5,487,872	—	—	—	—	5,487,872	97.4%

Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Towson (Baltimore), MD	6,500	—	—	—	87,235	93,735	84.1%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	77.2%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	80.2%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,220	104,220	61.5%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,567	104,567	10.0%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	100.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	46.3%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	49,411	49,411	77.9%
20 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	100,247	100,247	86.6%
30 Columbia Corporate Center		100%	Towson (Baltimore), MD	14,166	—	—	—	129,220	143,386	61.3%
40 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	136,141	136,141	85.8%
50 Columbia Corporate Center		100%	Towson (Baltimore), MD	7,750	—	—	—	111,200	118,950	85.7%
60 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	101,799	101,799	94.5%
70 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	169,590	169,590	28.4%
9901-9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	35.3%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	50.1%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	92.9%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
HHP Government Service		100%	Las Vegas, NV	—	—	—	—	56,022	56,022	100.0%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	3249.7%
Boise Plaza		73%	Boise, ID	—	—	—	114,404	—	114,404	0.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	60.0%
Columbia Bank Drive Thru		100%	Towson (Baltimore), MD	—	—	—	17,000	—	17,000	466.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	938,897	—	938,897	12.4%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	32,968	—	32,968	289.2%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	54,076	—	54,076	73.7%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	31.9%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	83.9%
River Falls Mall		100%	Clarksville, IN	—	—	—	827,794	—	827,794	77.2%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	92,129	—	92,129	57.5%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Total Stand Alone Offices			Office Count: 26							Office: 64.2%
and Strip Centers			Strip Center Count: 14	174,892	—	—	2,612,912	2,232,690	5,020,494	Strip Centers: 84.1%

(1)         For stand alone offices, office occupancy is presented.

(2)         For the 320K s.f. of office area at Owings Mills Mall, GGP owns 65% of One Corporate Center and 55% of Two Corporate Center.

(3)         GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)         Third party managed strip center.

(5)         Refer to page 18 (Key Operating Performance Indicators).

Miscellaneous

CAPITAL INFORMATION AND DEBT RATIOS

(in thousands, except per share)

June 30, 2011
Capital Information
Closing common stock price per share (1)	$16.69
Volume Weighted Average Price (2)	16.69
52 Week High (3), (4)	16.85
52 Week Low (3), (4)	14.13

Portfolio Net Debt
Portfolio Debt
Fixed	$17,596,466
Variable	2,613,227
Total Portfolio Debt	20,209,693
Less: Cash and Cash Equivalents	(782,877)
Portfolio Net Debt	$19,426,816

Portfolio Capitalization Data
Total Portfolio Debt	$20,209,693
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	63,986
Preferred redeemable noncontrolling interests	$120,756
Other Preferred Stock	360
Total Preferred Securities	$121,116

Common stock and Operating Partnership units outstanding at end of period (1)	$15,740,721
Total Market Capitalization at end of period	$36,071,530

(1)  Reflects the closing price per share on June 30, 2011 of $16.69.

(2)  Source: Bloomberg

(3)  Does not include information prior to Effective Date.

(4)  52-week pricing information includes the intra-day highs and lows.

CHANGE IN TOTAL COMMON AND EQUIVALENT SHARES

	Operating Partnership Units	Company Common Shares	Total Common & Operating Partnership Units

Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2010	6,934,130	941,880,014	948,814,144
Common Unit Cash Conversion	(307,312)	—	(307,312)
Common Stock Issued as a dividend	—	22,256,121	22,256,121
DRIP		2,745,881	2,745,881
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	(63,508)	(63,508)
New Common Shares Issued	—	—	—
Common Shares retired	—	(30,585,957)	(30,585,957)
Common Shares and OP Units Outstanding at June 30, 2011	6,626,818	936,232,551	942,859,369

Common Shares issuable assuming exercise of Permanent Warrants (1)		47,567,515
Common Shares issuable assuming exercise of in-the-money stock options		5,072,035
Common Shares issuable assuming exchange of OP Units		6,890,316
Diluted Common Shares and OP Units Outstanding at June 30, 2011		995,762,417

	Three Months Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Weighted average number of Company shares outstanding (in thousands) - GAAP EPS	946,769	317,363	952,072	316,571

Weighted average number of Company shares outstanding (in thousands) - FFO/Core FFO	998,236	326,127	1,001,117	325,277

(1)

GGP has 120 million warrants outstanding (the “Permanent Warrants”) convertible to 1.033 Common Shares with a weighted average exercise price of $10.29, with a scheduled expiration of November 9, 2017. 57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, Permanent Warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The Permanent Warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration. Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock. The existence of the Cash Settlement feature, however remote, results in the warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of April 15, 2011 (2)		Impact of settling warrants via net share settlement
61,980,000	$10.41	Nov 9, 2017	Reduces exercise price to $10.4065	Increases number of Common shares per warrant to 1.033	Net share: 61,980,000 x [16.69 - 10.4065] / 16.69 = 23,334,412 shares delivered
61,980,000	$10.16	Nov 9, 2017	Reduces exercise price to $10.1645	Increases number of Common shares per warrant to 1.033	Net share: 61,980,000 x [16.69 - 10.1645] / 16.69 = 24,233,103 shares delivered
123,960,000	$10.29

(2)

Based on dividend of $50.6 million in cash and 2,745,881 million shares issued to stockholders of record on April 15, 2011; common stock price of $15.48 on March 31, 2011; and 964 million shares outstanding as of March 31, 2011.

FINANCIAL OVERVIEW

Discontinued Operations - Proportionate Schedules

(in thousands)

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$16,592	$4,345	$20,937	$60,382	$18,846	$79,228
Land and condominium sales	—	—	—	59,965	13,337	73,302
Total revenues	16,592	4,345	20,937	120,347	32,183	152,530
Retail and other operating expenses	9,596	1,742	11,338	60,418	13,483	73,901
Land and condominium sales operations	—	—	—	59,040	10,121	69,161
Provisions for impairment	—	—	—	—		—
Total expenses	9,596	1,742	11,338	119,458	23,604	143,062
Operating income	$6,996	$2,603	$9,599	$889	$8,579	$9,468
Interest expense, net	(5,235)	(1,652)	(6,887)	21,882	(3,948)	17,934
Income in Unconsolidated Real Estate Affiliates	—	—
Other expenses	—	—	—	(6,586)		(6,586)
Net income (loss) from operations	1,761	951	2,712	16,185	4,631	20,816
Provision for income taxes	(32)	—	(32)	(10,942)	(434)	(11,376)
Noncontrolling interest	(28)	—	(28)	(27)	1	(26)
Gain (loss) on disposition of properties	(690)	223	(467)	—	1,625	1,625
Net income (loss) from discontinued operations	$1,011	$1,174	$2,185	$5,216	$5,823	$11,039

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net loss from discontinued operations	$1,011	$1,174	$2,185	$5,216	$5,823	$11,039
(Gain) loss on disposition of properties	690	(223)	467	—	32,768	32,768
Depreciation and amortization of discontinued operations	2,960	1,298	4,258	7,408	2,695	10,103
Noncontrolling interests in depreciation of discontinued operations and other	—	—	—	(17)	(4)	(21)
FFO from discontinued operations	$4,661	$2,249	$6,910	$12,607	$41,282	$53,889

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Consolidated Properties	Unconsolidated Properties	Segment Basis	Consolidated Properties	Unconsolidated Properties	Segment Basis
Discontinued Operations
Retail and other revenues	$39,890	$12,605	$52,495	$121,320	$36,319	$157,639
Land and condominium sales	—	—	—	65,035	25,972	91,007
Total revenues	39,890	12,605	52,495	186,355	62,291	248,646
Retail and other operating expenses	25,757	4,453	30,210	103,092	26,061	129,153
Land and condominium sales operations	—	—	—	69,210	19,775	88,985
Provisions for impairment	51	—	51	278	—	278
Total expenses	25,808	4,453	30,261	172,580	45,836	218,416
Operating income	$14,082	$8,152	$22,234	$13,775	$16,455	$30,230
Interest expense, net	(11,798)	(6,192)	(17,990)	14,367	(8,154)	6,213
Income in Unconsolidated Real Estate Affiliates	—	—	—	—	—	—
Other expenses	—	—	—	41,461	—	41,461
Net income (loss) from operations	2,284	1,960	4,244	69,603	8,301	77,904
Provision for income taxes	(55)	—	(55)	(12,662)	(597)	(13,259)
Noncontrolling interest	62	(261)	(199)	(76)	1	(75)
Gain (loss) on disposition of properties	(546)	3,619	3,073	—	1,625	1,625
Net income (loss) from discontinued operations	$1,745	$5,318	$7,063	$56,865	$9,330	$66,195

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net loss from discontinued operations	$1,745	$5,318	$7,063	$56,865	$9,330	$66,195
(Gain) loss on disposition of properties	546	(3,619)	(3,073)	—	32,086	32,086
Depreciation and amortization of discontinued operations	8,129	1,421	9,550	19,213	5,379	24,592
Noncontrolling interests in depreciation of discontinued operations and other	(795)	(1,306)	(2,101)	—	(42)	(42)
FFO from discontinued operations	$9,625	$1,814	$11,439	$76,078	$46,753	$122,831

FINANCIAL OVERVIEW

Properties Included in Discontinued Operations

(in thousands)

Properties Sold and Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Date of Disposition	Debt (1)
Twin Falls Crossing	Sold	June 2011	—
Chapel Hills Mall	Sold	June 2011	111,874
Gateway Crossing	Sold	May 2011	14,558
Arizona Center	Sold	March 2011	—
Canyon Point	Sold	March 2011	—
Anaheim Crossing	Sold	January 2011	—
Yellowstone Square	Sold	January 2011	—
Vista Commons	Sold	February 2011	—
Riverlands	Sold	February 2011	—
Gateway Overlook	Sold	December 2010	54,502
Division Crossing	Sold	December 2010	4,996
Halsey Crossing	Sold	December 2010	2,445
Plaza 9400	Sold	December 2010	—
Bay City Mall	Transferred to lender	February 2011	46,726
Lakeview Square	Transferred to lender	February 2011	50,813
Moreno Valley Mall	Transferred to lender	February 2011	23,341
Eagle Ridge Mall	Transferred to lender	November 2010	40,512
Oviedo Marketplace	Transferred to lender	November 2010	85,623
HHC Properties	Transferred to HHC	November 2010	262,939
Subtotal - Dispositions			$698,329
University Crossing	Held for Sale		5,127
Faneuil Hall Marketplace	Held for Sale		90,876
Orem Plaza	Held for Sale		3,508
River Pointe Plaza	Held for Sale		3,356
Austin Bluffs Plaza	Held for Sale		—
Riverside Plaza	Held for Sale		4,803
Bailey Hills Village	Held for Sale		—
Chico Mall	Special Consideration		54,565
Country Hills Plaza	Special Consideration		13,257
Grand Traverse Mall	Special Consideration		81,945
Northgate Mall	Special Consideration		43,601
Piedmont Mall	Special Consideration		33,198
Subtotal - Held for Sale / Special Consideration (2)			$334,236
Total Consolidated Properties			$1,032,565

Unconsolidated Properties at Share
Arrowhead Towne Center	Sold	June 2011	24,485
Superstition Springs Center	Sold	June 2011	22,498
Highland Mall	Transferred to lender	March 2011	31,990
Montclair	Transferred to lender	November 2010	132,500
HHC Properties	Transferred to HHC	November 2010	195,462
Subtotal - Dispositions			$406,935
Silver City Galleria (2)	To be transferred to lender		$64,236
Total Unconsolidated Properties at Share			$471,171

(1)          The debt balance is as of the date of disposition for the properties that were sold or transferred and as of June 30, 2011 for the Held For Sale/Special Consideration Properties.

(2)          Excludes accounts payable and accrued expenses and other non-mortgage liabilities.

CORPORATE INFORMATION

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a Common Share Dividend for the third quarter 2011 of $0.10 per share on July 29, 2011, payable on October 31, 2011, to shareholders of record on October 14, 2011.  GGP declared a common share dividend for the second quarter 2011 of $0.10 per share, paid on July 29, 2011, to shareholders of record on July 15, 2011.  We anticipate that we will pay a regular quarterly dividend of approximately $0.10 per share.  In addition, we implemented a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  Certain investors involved in the Equity Recapitalization have agreed that (subject to tax, applicable regulatory and other legal requirements), for 2011 and 2012, they will participate in the DRIP and have dividends paid on shares they hold largely re-invested in shares of GGP common stock.  Notwithstanding such participation, there can be no assurance that we will not determine to pay a portion of our 2011 or 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

Investor Relations	Transfer Agent

Andrew Joa	BNY Mellon
Vice President, Investor Relations	Shareowner Services
General Growth Properties	480 Washington Blvd
110 North Wacker Drive	Jersey City, NJ 07310
Chicago, IL 60606	(888) 395-8037
Phone (312) 960-5770	Foreign Stockholders:
Fax (312) 342-4459	+1 201 680-6578
andrew.joa@ggp.com

Media Contact

David Keating

Vice President, Corporate Communications

General Growth Properties

110 North Wacker Drive

Chicago, IL 60606

Phone (312) 960-6325

Fax (312) 342-4459

david.keating@ggp.com

GLOSSARY OF TERMS

Terms	Description

Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Operating Metrics	Description

Leased

Represents Gross Leasable Occupied Area (“GLOA”) divided by GLA (mall shop and freestanding retail). Includes inline and outparcel tenants and excludes anchors. GLOA is the sum of: (1) tenant occupied space under lease, (2) all leases signed, whether or not the space is occupied by a tenant and (3) tenants no longer occupying space, but still paying rent.

Occupied

Represents Gross Leasable Occupied Area (“GLOA”) divided by GLA (mall shop and freestanding retail). Includes inline and outparcel tenants and excludes anchors. GLOA is the sum of tenant occupied space under lease and tenants no longer occupying space, but still paying rent.

In-Place Rent	Weighted average rental rate of mall stores less than 10,000 square feet as of a point in time.

Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

New / Renewal

Represents weighted average GAAP-basis rent for tenants less than 10,000 square feet. Includes base minimum rent, common area costs, and real estate taxes. Shown for tenants that opened and/or renewed, and that signed leases during the time period presented.

Expirations	Represents weighted average GAAP-basis rent for tenants less than 10,000 square feet that closed or expired during the time periods presented.

Rental Spread ($)	Difference between “New / Renewal” and “Expirations”.

Initial Rental Rate	Base rent, common area costs, and real estate taxes at the time the lease commences. Presented on a cash basis for all tenants except anchors.

Expiring Rental Rate	Base rent, common area costs, and real estate taxes at the time the lease ends. Presented on a cash basis for all tenants except anchors.

Rental Rate	Base rent plus common area costs and real estate taxes.

Common Area Costs	Recovery of common area maintenance costs, excluding taxes and utilities.